UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 22, 2005

CALYPSO WIRELESS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 001-08497

Delaware	13-5671924
(State of Incorporation)	(I.R.S. Employer Identification No.)

5153 N.W. 158th Street, Miami Lakes, FL	33014
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 828-3418

TABLE OF CONTENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT Back to Table of Contents

The Registrant reports in this current report on Form 8-K a change in certifying accountants. On August 22, 2005, the Registrant's certifying accountant, Malone & Bailey, PC., was terminated as the Registrant's independent accountants.

(a)(1) Previous Independent Accountant

(i) The Registrant reports a change in certifying accountants, which involved the termination of Malone & Bailey, PC on August 22, 2005.

(ii) Malone & Bailey, PC never issued a report on the Registrant's financial statements, nor did Malone & Bailey, PC review any of the Registrant's quarterly financial statements. R. E. Bassie & Co., Registrant's former certifying accountant, prior to that firm's resignation on July 11, 2005, issued reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003. Those reports and any subsequent interim period through the date of R. E. Bassie's resignation, did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, except as described below. The report dated April 15, 2005 did make reference as discussed in Note 9 to the consolidated financial statements in Registrant's Form 10-KSB for 2004, the 2003 and 2002 consolidated financial statements have been restated to correct errors which resulted in the overstatement of software development costs, the understatement of research and development expenses and the understatement of net losses for the years ended December 31, 2003 and 2002. Accordingly, an adjustment had been made to retained earnings at December 31, 2003 to correct the errors.

In connection with the audits of the Company's financial statements for the years ended December 31, 2004 and 2003 and any subsequent interim period through the date of resignation, there were no disagreements with R. E. Bassie & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to R. E. Bassie and Co.’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. During the period of the engagement of Malone & Bailey, PC, from July 11, 2005 through August 22, 2005, there was no work performed by Malone & Bailey, PC in connection with the audit of the Registrant's financial statements. However, the Registrant was informed there were two accounting disagreements with Malone & Bailey, PC as follows: when requested, the Registrant could not provide supporting documentation for consulting services related to shares issued to consultants in 2005 under 2003 consulting agreements, but not previously reported; and Malone & Bailey, PC advised the Registrant to write-off old capitalized software development costs as a 2004 restatement. As a result of the Registrant's internal review related the the stock issued to consultants, the Registrant informed the SEC on August 16, 2005 of the Registrant's intention to file restated financial statements for fiscal 2004 and the first quarter of 2005. On September 12, 2005 the Registrant filed a report on Form 8-K with Item 4.02 disclosure related to the non-reliance on previously issued financial statements. In addition, On September 30, 2005, the Registrant filed an amended Form 10-KSB for the year ended December 31, 2004 restating its 2004 consolidated financial statements and an amended Form 10-QSB for March 31, 2005 restating the consolidated financial statements for such period.

(iii) The decision to terminate the former independent accountant, Malone & Bailey, PC, was recommended and approved by the board of directors of the Registrant on August 22, 2005.

(a)(2) Engagement of New Independent Accountant.

On August 22, 2005, the Registrant's board of directors recommended and approved the engagement of John A.. Braden, P.C., as its independent accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 2005. As part of the engagement of John A.. Braden, P.C., the firm reviewed the Registrant's consolidated financial statements that were included in the Registrant's Form 10-QSB for the period ended June 30, 2005.

(a)(3) The Registrant has provided Malone & Bailey, PC with a copy of the disclosures it is making in response to this Item 4.01. The Registrant requested Malone & Bailey, PC to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and (ii) above and, if not, stating the respects in which Malone & Bailey, PC does not agree. The letter from Malone & Bailey, PC dated September 27, 2005 is attached as as exhibit 16.2 to this Form 8-K/A.

The Registrant has also provided R. E. Bassie & Co. with a copy of the disclosures it is making in response to this Item 4.01. The Registrant requested R. E. Bassie & Co. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and (ii) above and, if not, stating the respects in which R. E. Bassie & Co. does not agree. The letter from R. E. Bassie & Co. dated October 5, 2005 is attached as as exhibit 16.1 to this Form 8-K/A.

During the years ended December 31, 2004 and 2003 and subsequent to December 31, 2004 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with John A. Braden, PC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, nor has John A. Braden, PC provided to the Registrant a written report or oral advice regarding such principles or audit opinion on any manner that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Registrant's former accountants.

The Registrant has provided John A. Braden, PC the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which John A. Braden, PC does not agree with the statements made by the Registrant in this report. John A. Braden, PC has advised the Registrant that no such letter need be issued.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(b) The following documents are filed as exhibits to this current report on Form 8-K/A or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
16.1	Letter of R. E. Bassie & Co. to the Commission dated October 5, 2005.
16.2	Letter of Malone & Bailey, PC to the Commission dated September 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

/s/ CHERYL L. DOTSON Cheryl L. Dotson Chief Financial Officer Date: October 6, 2005